                                                                   EXHIBIT 10.15




THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE DISTRIBUTED, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OFFERED UNLESS THERE IS IN EFFECT A REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER OR A NO-ACTION LETTER FROM THE SECURITIES EXCHANGE COMMISSION STATING THAT SUCH DISTRIBUTION, SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OFFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS.



                  ----------------------------------------

                         SCC COMMUNICATIONS CORPORATION
                              WARRANT CERTIFICATE
                         COMMON STOCK PURCHASE WARRANT
                                       OF
                       BANC ONE CAPITAL PARTNERS II, LLC

                  ----------------------------------------

                         DATED AS OF NOVEMBER 20, 1997

                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
                 SECTION 1.       DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 SECTION 2.       DURATION AND EXERCISE OF WARRANT  . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                        2.1       WARRANT EXERCISE PERIOD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                        2.2       MANNER OF EXERCISE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                        2.3       WHEN EXERCISE EFFECTIVE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                        2.4       DELIVERY OF STOCK CERTIFICATES, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . 2
                 SECTION 3.       ANTIDILUTION ADJUSTMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                        3.1       NUMBER OF WARRANT SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                        3.2       ADJUSTMENT OR PREEMPTION EVENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                        3.3       REORGANIZATION EVENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                        3.4       OTHER EVENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 SECTION 4.       RESTRICTIONS ON TRANSFER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                        4.1       RESTRICTIVE LEGENDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                        4.2       NOTICE OF PROPOSED TRANSFER; OPINIONS OF COUNSEL  . . . . . . . . . . . . . . . . . . 3
                 SECTION 5.       AVAILABILITY OF INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 SECTION 6.       RESERVATION OF STOCK, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 SECTION 7.       DUE ORGANIZATION; NO VIOLATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 SECTION 8.       OWNERSHIP; REGISTRATION OF TRANSFER; EXCHANGE AND SUBSTITUTION OF WARRANT . . . . . . 5
                        8.1       OWNERSHIP OF WARRANT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                        8.2       REGISTRATION OF TRANSFERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                        8.3       REPLACEMENT OF WARRANT CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . 6
                        8.4       EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 SECTION 9.       OTHER RIGHTS OF HOLDER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 SECTION 10.      NO RIGHTS OR LIABILITIES AS STOCKHOLDER . . . . . . . . . . . . . . . . . . . . . . . 6

                              WARRANT CERTIFICATE

                                                   Dated as of November 20, 1997

         This certifies that, for value received, BANC ONE CAPITAL PARTNERS II, LLC (the "Holder"), is entitled to purchase from SCC COMMUNICATIONS CORP., a Delaware corporation (the "Company"), in a single exercise that number of shares of the Common Stock of the Company equal to four percent (4%) of the Fully Diluted Common Stock of the Company on the date hereof, subject to adjustment as provided herein, in the manner and subject to the terms and conditions set forth herein.

         This Warrant is being issued by the Company pursuant to the Senior Subordinated Note and Warrant Purchase Agreement dated as of November 20, 1997, by and between the Company, as seller, and the Holder, as purchaser (the "Purchase Agreement").

         THIS WARRANT CERTIFICATE IS ONE OF THE "RELATED DOCUMENTS" REFERRED TO IN THE PURCHASE AGREEMENT.

         SECTION 1.       DEFINITIONS.

         All capitalized terms not otherwise defined herein shall have the definitions set forth in the Glossary of Defined Terms attached to the Purchase Agreement, which definitions are, to the extent applicable, incorporated in this Warrant by reference.

         SECTION 2.       DURATION AND EXERCISE OF WARRANT.

                 2.1 WARRANT EXERCISE PERIOD. This Warrant shall be exercisable in a single exercise at any time on or after the date hereof but on or before the Warrant Exercise Expiration Date.

                 2.2 MANNER OF EXERCISE. This Warrant shall be exercisable for shares of Voting Stock. This Warrant may be exercised by the Holder in a single exercise upon surrender of this Warrant and Notice of Exercise attached hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or at such other office or agency of the Company as it may designate by Notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment of the Exercise Price by wire transfer or delivery of a certified or cashier's check payable to the Company. The Holder may, in lieu of paying the Exercise Price by wire transfer or delivery of a certified or cashier's check to the Company, reduce the unpaid principal amount of the Note by an amount equal to the funds which would otherwise have been delivered.

                 2.3      WHEN EXERCISE EFFECTIVE.   Subject to the
requirements of any state or federal laws or regulations to which the Company may be subject, the exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered and the Company receives payment of the Exercise Price as provided in Section 2.2, and immediately prior to the close of business on such Business Day the Holder shall be deemed to have become the holder of record of the Warrant Shares.

                 2.4 DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after the exercise of this Warrant, and in any event within five
(5) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of Warrant Shares to which the Holder shall be entitled upon such exercise, rounded up to the nearest whole share.

         SECTION 3.       ADJUSTMENTS TO NUMBER OF WARRANT SHARES.

         The number of Warrant Shares that may be purchased by the Holder in consideration of the payment of the Exercise Price is the Initial Number of shares of Common Stock; provided, however, that such number of shares is subject to adjustment as provided for in this Section 3. The Exercise Price is not subject to adjustment.

                 3.1      PREFERRED SHARE EQUIVALENT ADJUSTMENT.   For so long
as any Preferred Shares remain outstanding, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be as follows. Thereafter, such number shall be subject to adjustment only as provided in
Section 3.2.

                 (a) The number of Warrant Shares that may be purchased upon exercise of this Warrant shall be the Initial Number multiplied by a fraction, the denominator of which is the Applicable Conversion Price and the numerator of which is the Applicable Original Conversion Price.

                 (b) As used in this Agreement, (i) "Applicable Original Conversion Price" means $1.36 if any Series F Preferred Shares are outstanding, $0.81 if any Series E Preferred Shares are outstanding, or $0.59 if no Series E Preferred Shares are outstanding or $0.55 if no Series D or E Preferred Shares are outstanding or $0.33 if no Series C, D or E Preferred Shares are outstanding; (ii) "Applicable Conversion Price" means the highest Conversion Price per share then in effect with respect to outstanding Series A, B, C, D or E Preferred Shares as adjusted pursuant to paragraph 6 of Article Fourth of the Company's Amended Certificate of Incorporation; (iii) "Initial Number" means that number of shares of Common Stock equal to four percent (4%) of the Fully Diluted Common Stock of the Company on the date hereof, as adjusted pursuant to Section 3.2, if applicable. On the date hereof, the Initial Number is 1,170,892.

                 3.2 ANTIDILUTION ADJUSTMENT. After no Preferred Shares remain outstanding, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be the number of Warrant Shares that would have been issuable upon exercise of this Warrant had it been exercised on the last day that any Preferred Shares remain outstanding; provided, that upon any subsequent occurrence of an Adjustment Event, such number of Warrant Shares shall be adjusted immediately after the applicable record date with respect to such Adjustment Event as follows. The adjusted number of Warrant Shares shall be a number equal to the number of Warrant Shares immediately prior to such record date multiplied by a fraction (i) the numerator of which is the number of shares of Outstanding Common Stock immediately after such Adjustment Event, and (ii) the denominator of which is the number of shares of Outstanding Common Stock immediately prior to such record date. Any such adjustment shall be calculated to the nearest 0.001 Warrant Share.

                 3.3 REORGANIZATION EVENT. Upon the occurrence of a Reorganization Event, there shall thereafter be issuable upon the exercise of this Warrant (in lieu of the Warrant Shares), as appropriate, the number of shares of stock, other securities or property to which the Holder of the number of shares of Common Stock equal to the number of Warrant Shares at the date of the Reorganization Event would have been entitled to as a result of such Reorganization Event.

         Prior to and as a condition of the consummation of any Reorganization Event, the Company shall cause effective provisions to be made to effect the purposes of this Section 3.3, including, if appropriate, an agreement among the Company, any successor to the Company and the Holder.

                 3.4      OTHER ADJUSTMENTS.

                 (a) QUALIFIED OFFERING WITHIN EIGHTEEN MONTHS. If the Seller completes a Qualified Public Offering within eighteen (18) months of the date hereof, the number of Warrant Shares that may be purchased by the Holder in consideration of the payment of the Exercise Price shall be reduced to the Initial Number multiplied by 75%, subject to adjustment as provided for in
Section 3.1 or Section 3.2, if applicable.

                 (b) QUALIFIED OFFERING WITHIN TWELVE MONTHS. If the Seller completes a Qualified Public Offering within twelve (12) months of the date hereof, the number of Warrant Shares that may be purchased by the Holder in consideration of the payment of the Exercise Price shall be reduced to the Initial Number multiplied by 50%, subject to adjustment as provided for in
Section 3.1 or Section 3.2, if applicable.

         SECTION 4.       RESTRICTIONS ON TRANSFER.

                 4.1 RESTRICTIVE LEGENDS. Except as otherwise permitted by this Section 4, this Warrant and each Warrant issued in exchange or substitution for any Warrant, and each Warrant issued upon the registration of transfer of any Warrant and each certificate representing Warrant Shares and each certificate issued upon the registration of Transfer of any Warrant Shares, shall be stamped or otherwise imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE DISTRIBUTED, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OFFERED UNLESS THERE IS IN EFFECT A REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER OR A NO-ACTION LETTER FROM THE SECURITIES EXCHANGE COMMISSION STATING THAT SUCH DISTRIBUTION, SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OFFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS."

                 4.2 NOTICE OF PROPOSED TRANSFER; OPINIONS OF COUNSEL. Prior to any Transfer of any Restricted Securities, the Holder will give written Notice to the Company of the Holder's intention to effect such Transfer and to comply in all other respects with this Section 4.2. Each such Notice of a proposed Transfer (a) shall describe the manner and circumstances of the proposed Transfer in sufficient detail to enable counsel to render the opinion referred to below, and (b) shall designate counsel for the Holder. The Holder will submit a copy thereof to the counsel designated in such Notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

                      (i) If in the opinion of counsel to the Company the proposed Transfer may be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly notify the Holder and the Holder shall thereupon be entitled to Transfer such Restricted Securities in accordance with the terms of the Notice delivered by the Holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such Transfer shall bear the applicable restrictive legend set forth in section 4.1, unless in the opinion of such counsel such legend is no longer required to ensure compliance with the Securities Act. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (a) of this Section 4.2) shall fail to deliver an opinion to the Company, or the Company shall fail to notify the Holder as aforesaid, within thirty (30) days after receipt of Notice of the Holder's intention to effect a Transfer, then for all purposes of this Warrant the opinion of counsel for the Holder shall be sufficient to authorize the proposed Transfer and the opinion of counsel for the Company shall not be required in connection with such proposed Transfer; and

                      (ii) If in the opinion of counsel to the Company the proposed Transfer may not be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly so notify the Holder and the Holder shall not be entitled to Transfer such Restricted Securities until receipt of a further notice from the Company under clause (i) above or until registration of such Restricted Securities under the Securities Act has become effective.

                    (iii) Holder agrees to provide or cause the proposed transferee to provide any additional information and cooperation that the Company may reasonably request in connection with such proposed Transfer, including representations and warranties from the proposed transferee in the event such securities are not registered under the Securities Act.

         SECTION 5.       AVAILABILITY OF INFORMATION.

         The Company will comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act insofar as they are applicable to the Company and will comply with all other public information reporting requirements of the Commission (including the requirements of Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities or the sale of securities by Affiliates. The Company will also cooperate with the Holder at the Holder's expense to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities or the sale of securities by affiliates.

         SECTION 6.       RESERVATION OF STOCK, ETC.

         The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant and free from preemptive rights, a sufficient number of shares of Common Stock to cover the Warrant Shares issuable or exchangeable upon the exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable with no liability on the part of the holders thereof.

         SECTION 7. OWNERSHIP; REGISTRATION OF TRANSFER; EXCHANGE AND SUBSTITUTION OF WARRANT.

                 7.1 OWNERSHIP OF WARRANT. Until due presentment for registration, the Company may treat the Person in whose name this Warrant is registered on the register kept at the Company's principal office as the owner and holder thereof for all purposes, notwithstanding any Notice to the contrary, except that, if and when this Warrant is properly assigned to another Person, the Company may (but shall not be obligated to) treat such Person as the owner of this Warrant for all purposes, notwithstanding any Notice to the contrary. Subject to the foregoing provisions and to Section 4, this Warrant, if properly assigned, may be exercised by the assignee without first having a new Warrant issued.

                 7.2 REGISTRATION OF TRANSFERS. Subject to Section 4 hereof, the Company shall register the Transfer of this Warrant permitted under the terms hereof upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at the Company's principal office. Upon any such registration of Transfer, a new Warrant, in substantially the form of this Warrant, shall be issued to the transferee.

                 7.3 REPLACEMENT OF WARRANT CERTIFICATE. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or, in the case of any such mutilation, upon surrender of this Warrant for cancellation at the Company's principal office, the Company at its expense will promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

                 7.4 EXPENSES. The Company will pay all expenses, taxes (other than transfer and income taxes) and other charges payable by the Holder in connection with the preparation, issuance and delivery from time to time of this Warrant or the Warrant Shares. The Holder will pay all costs and expenses associated with the transfer of this Warrant or the Warrant Shares by the Holder.

         SECTION 8.       OTHER RIGHTS OF HOLDER.

         The Warrant Shares shall be subject to the terms and conditions of the Preemptive Rights Agreement, Option Agreement, Registration Rights Agreement and Co-Sale Agreement.

         SECTION 9.       NO RIGHTS OR LIABILITIES AS STOCKHOLDER.

         Nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a stockholder of the Company or as imposing any liabilities on the Holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.


         The undersigned confirms that the representations and Warranties set forth in Section 5 of the Purchase Agreement are true and correct in all material respects as of the date hereof and the exercise date.

                                        SCC COMMUNICATIONS
                                        CORP.


         By: /s/ NANCY K. HAMILTON
            ------------------------------

         Its: CHIEF FINANCIAL OFFICER
             -----------------------------

                               NOTICE OF EXERCISE



SCC COMMUNICATIONS CORP.

         The undersigned hereby elects to exercise the Warrant evidenced by this Warrant Certificate, and to purchase thereunder, covered by said Warrant Certificate and herewith makes payment in full therefor [by delivery herewith of a certified or official bank check payable to the order of the Company in the amount of $_________________] [by agreeing hereby to reduce the outstanding principal balance of the Company's Senior Subordinated Note payable to the undersigned by the amount of $___________] and requests that certificates for such shares be issued in the name of and delivered to ______, whose address is
____________.



            ------------------------------
            Signature guaranteed:




            Dated:
                  ------------------------

                               FORM OF ASSIGNMENT


         FOR VALUED RECEIVED, __________________ hereby sells, assigns and transfers to the ___________________ all of the rights of the undersigned in and to this Warrant in and to the foregoing Warrant Certificate with respect to said Warrant and the shares of Common Stock issuable upon exercise of said Warrant.



                                                            Name of
                                                            Holder
(Print):
        ---------------------------

         Dated:
               ---------------------------------

         (By:)
               ---------------------------------

         (Title:)
                 -------------------------------